Exhibit 99.1
Innventure Strengthens Board with Appointment of John Hewitt and Nomination of Catriona Fallon
Two operators, chosen for what this Company is becoming as it scales
ORLANDO, Fla. — April 30, 2026 — Innventure, Inc. (NASDAQ: INV) (“Innventure” or the “Company”), an industrial growth conglomerate, today announced that its Board of Directors has appointed John Hewitt to fill a vacancy on the Board, and has nominated Catriona Fallon to stand for election as an independent director at the Company’s 2026 Annual Meeting of Stockholders on June 17, 2026.
“These are not incremental additions. They are deliberate actions intended to include new independent voices in boardroom discussions at a time when Innventure is at an inflection point and the platform is moving from formation to scale,” commented Bill Haskell, Innventure’s CEO.
Mr. Hewitt’s appointment and Ms. Fallon’s nomination follow extended engagement with several Innventure shareholders, including Ascent Capital Partners, on the composition and capabilities of the Board.
“Governance is not a posture. It is a competitive weapon, and Innventure has just picked one up,” said Jonathan Loeffler, Managing Director of Ascent Capital Partners. “Shareholders deserve independent representation that is real, financial oversight that is rigorous, and operating experience that is relevant to the businesses Innventure is building. John Hewitt has run the data center infrastructure and cooling business that Accelsius is now scaling into. Catriona Fallon’s experience as a public company CFO and audit committee chair make her an ideal board member for a complex, multi-entity operating business. These are not consensus picks. They are the right picks. We believe the gap between what Innventure is and what the market reflects is significant — and we believe a Board built like this one is the right team to close that gap.”
John Hewitt has spent more than three decades running operating businesses in the industries Innventure now competes in — industrial, technology, and most relevantly, data center infrastructure and cooling. He is currently Chief Executive Officer of Robertshaw Controls. Previously, he was President of the Americas at Vertiv, where he ran a multi-billion-dollar business at the center of the AI driven data center build out. He has also held senior roles at TE Connectivity, Motorola, and Baker Hughes. He sits on the boards of IDEAL INDUSTRIES INC and Accelsius, an Innventure operating company, which means he already understands this platform from the inside.
Catriona Fallon is the kind of director that is critical for the governance of complex, multi-entity public companies. She has served as Chief Financial and Administrative Officer of Hitachi Vantara, Chief Financial Officer of Silver Spring Networks, and Chief Financial Officer of Marin Software. She helped lead the sale of Silver Spring Networks to Itron. She currently sits on the boards of two public companies, Arlo Technologies, Inc. and Palomar Holdings, Inc., chairing the audit committee of both entities. If elected, she is expected to serve on Innventure’s Audit Committee, where her experience will support oversight of financial reporting, internal controls, and risk across the platform.
Mr. Hewitt fills the vacancy created by Daniel Hennessy’s resignation from the Board on April 29, 2026. He will serve as an independent Class I director for a term expiring at the Company’s 2028 Annual Meeting of Stockholders. If elected, Ms. Fallon will serve as an independent Class II director for a three-year term expiring at the Company’s 2029 Annual Meeting. Mr. Yablunosky’s term will expire at the 2026 Annual Meeting of Stockholders.
“The question in front of this Board is no longer whether the model works — PureCycle answered that, and Accelsius is answering it again — but how a multi-entity industrial operating model is governed and held accountable as it compounds,” said Bill Haskell, Chief Executive Officer of Innventure. “That requires a specific kind of director, not just the stereotypical kind of public company director that has a resume that merely looks right. Our search for independent directors focused on identifying talented operators who have actually built and scaled the kinds of businesses Innventure is now building and scaling. John Hewitt and Catriona Fallon clearly fit this description. John has run the data center infrastructure business on top of which the AI economy is being constructed. Catriona has vast experience as a public company CFO and audit chair that will benefit our platform. With these additions, we believe Innventure’s Board will be well-equipped for what comes next — and what comes next, in our view, is the most consequential phase in this Company’s history.”
Mr. Hewitt, commenting on his appointment to the Board, said, “I have long been impressed by Innventure’s differentiated model of building and scaling industrial technology companies, particularly in areas like data center infrastructure. It is an honor to be appointed to the Board, and I look forward to working closely with Innventure’s management team to support operational execution and help drive scalable, long‑term value creation.”
Ms. Fallon, on her nomination, addressed the role she would take on if elected:
“I was drawn to Innventure because it combines a differentiated industrial operating model with tangible assets and a portfolio of opportunities with clear paths to value creation — at a stage where governance, financial discipline, and independent oversight are essential to converting that potential into consistent, credible performance for public investors. If elected, I will focus on ensuring best-in-class financial reporting, robust internal controls, and disciplined capital allocation. That rigor is what drives sustainable shareholder value, and I would welcome the opportunity to contribute.”
As previously noted, Mr. Hennessy resigned from the Board on April 29, 2026.
“When we first partnered, I believed Innventure had the potential to be a successful public company, especially with Accelsius emerging as the next validation of its model,” said Dan Hennessy. “My role as an independent director was to support the Company through its early public company and operational milestones. With those achieved, this is the right moment to step off the Board. I remain a strong believer in Innventure and its company creation model and long term potential.”
“We are deeply grateful for Dan’s expertise and the value he brought to Innventure,” said Bill Haskell. “His ability to identify SPAC partners and match high quality companies with the right public market path was instrumental in guiding Innventure through its transition to becoming a public company.”
The Board believes that Mr. Hewitt’s operating record and data center and cooling technologies expertise, combined with Ms. Fallon’s financial and governance leadership, will enhance the Board’s ability to support the Company’s strategy and oversee risk in a complex, multi-entity operating model.
Innventure is no longer a story about whether the model works. It is a story about scaling it responsibly. That is the work in front of this Board. John Hewitt and Catriona Fallon are well suited to do that work.
About Innventure
Innventure, Inc. (NASDAQ: INV), an industrial growth conglomerate, focuses on building companies with billion-dollar valuations by commercializing breakthrough technology solutions. By systematically creating and operating industrial enterprises from the ground up, Innventure participates in early-stage economics and provides industrial operating expertise designed for global scale. Innventure’s approach seeks to uniquely bridge the “Valley of Death” between corporate innovation and commercialization through its distinctive combination of value-driven multinational partnerships, operational experience, and scaling expertise.
Cautionary Statement Regarding Forward-Looking Statements
Certain statements in this press release are "forward-looking statements" within the meaning of the federal securities laws, including Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Forward-looking statements are often identified by future or conditional words such as “plan,” “believe,” “expect,” “anticipate,” “intend,” “outlook,” “estimate,” “forecast,” “project,” “continue,” “could,” “may,” “might,” “possible,” “will,” “potential,” “predict,” “should,” “would” and other similar words and expressions (or the negative versions of such words or expressions), but the absence of these words does not mean that a statement is not forward-looking.
The forward-looking statements are based on the current assumptions and expectations of future events that are inherently subject to uncertainties and changes in circumstances and their potential effects and speak only as of the date of this press release. There can be no assurance that future developments will be those that have been anticipated. These forward-looking statements involve a number of risks, uncertainties (some of which are beyond the control of the parties) or other assumptions that may cause actual results or performance to be materially different from those expressed or implied by these forward-looking statements.
These risks and uncertainties include, but are not limited to, those factors described in Innventure’s public filings with the U.S. Securities and Exchange Commission, including but not limited to the following: Innventure’s and its subsidiaries’ ability to execute on their strategies, book sales and achieve future financial performance; developments and projections relating to Innventure’s and its subsidiaries’ competitors and industry; the implementation, adoption, market acceptance and success of Innventure’s and its subsidiaries’ products, business models and growth strategies; Innventure’s and its subsidiaries’ ability to generate sufficient revenue and operating cash flow; the timing and magnitude of expected cash expenditures; the availability, timing and terms of additional financing, including debt or equity financing; market conditions affecting access to capital; potential dilution resulting from future financings; Innventure’s ability to successfully implement cost reduction initiatives; changes in economic conditions; competitive pressures; regulatory developments; Innventure’s ability to maintain control over its subsidiaries.
Forward-looking statements speak only as of the date of this release, and Innventure undertakes no obligation to update them except as required by law.
Additional Information and Where to Find It
Innventure, Inc. filed its definitive proxy statement (the “Definitive Proxy Statement”) for the 2026 annual meeting of stockholders (the “Annual Meeting”) with the U.S. Securities and Exchange Commission (the “SEC”) on April 30, 2026. STOCKHOLDERS ARE URGED TO READ THE DEFINITIVE PROXY STATEMENT (INCLUDING ANY AMENDMENTS OR SUPPLEMENTS THERETO) AND ANY OTHER RELEVANT DOCUMENTS FILED WITH THE SEC CAREFULLY BECAUSE THEY CONTAIN OR WILL CONTAIN IMPORTANT INFORMATION.
Investors and other interested parties can obtain copies of the Company’s Definitive Proxy Statement and other documents free of charge at the SEC’s website, www.sec.gov, or from the Company at its website: www.ir.innventure.com/financial-information/sec-filings. You may also obtain copies of the Company’s Definitive Proxy Statement and other documents, free of charge, by contacting the Company’s Investor Relations Department at investorrelations@innventure.com, or at Innventure, Inc., 6900 Tavistock Lakes Boulevard, Suite 400, Orlando, Florida, 32827; Attention: Investor Relations.
Participants in the Solicitation
Innventure, Inc., its directors and its executive officers may be deemed to be participants in the solicitation of proxies from stockholders in connection with the Annual Meeting. Information regarding the Company’s directors and executive officers and their respective interests in the Company is set forth in the Definitive Proxy Statement for the Annual Meeting and the Company’s other filings with the SEC.

To the extent the holdings of such participants of the Company’s securities reported in the Definitive Proxy Statement have changed, such changes have been or will be reflected in Initial Statements of Beneficial Ownership on Form 3 or Statements of Changes in Beneficial Ownership on Form 4 filed with the SEC. These documents are or will be available free of charge at the SEC’s website at www.sec.gov. Additional information regarding the interests of such participants in the proxy solicitation is included in the Definitive Proxy Statement and other relevant materials filed with the SEC.

Investor Relations Contact: Kyle Nagarkar, Solebury Strategic Communications investorrelations@innventure.com
Media Contact: Laurie Steinberg, Solebury Strategic Communications
press@innventure.com